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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 17, 2005

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                  000-26719                38-3360865
(State or other jurisdiction      (Commission File           (IRS Employer
      of incorporation)               Number)            Identification Number)



310 LEONARD STREET NW, GRAND RAPIDS, MICHIGAN                       49504
  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      616-406-3000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Adoption of Non-Lender Bonus Plan 2006

         On November 17, 2005, the Board of Directors of Mercantile Bank of Michigan (the "Bank"), a wholly-owned subsidiary of Mercantile Bank Corporation ("Mercantile"), adopted the Mercantile Bank of Michigan Non-Lender Bonus Plan 2006 (the "2006 Plan"). The 2006 Plan provides for cash bonuses for all non-lender and non-commissioned employees of the Bank, including Gerald R. Johnson, Jr., Michael H. Price, Robert B. Kaminski, Jr., and Charles E. Christmas, who are executive officers of Mercantile and the Bank. Pursuant to the 2006 Plan, employees of the Bank may receive cash bonuses for 2006 equal to between 10% and 50% of their annual base salary, with the higher percentages applying to the more senior officers of the Bank. Bonuses are payable under the 2006 Plan only to the extent that after taking into account payments to be made under the 2006 Plan, the after tax net operating income of Mercantile for 2006 would exceed 115% of the prior year's after tax net income. A copy of the 2006 Plan is filed as an exhibit to this Current Report on Form 8-K.

Executive Officer Employment Agreements

         Mercantile and the Bank have previously entered into Employment Agreements with their four executive officers, Mr. Johnson, Mr. Price, Mr. Kaminski and Mr. Christmas, that are described in Mercantile's annual proxy statement. On November 17, 2005, the Boards of Directors of Mercantile and the Bank approved amendments to the Employment Agreements that have been executed by Mercantile, the Bank, and each of the four executive officers as of November 17, 2005. The amendments to the Employment Agreements are intended to cause payments that are made under the Employment Agreements to be in compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), that was added to the Code by the American Jobs Creation Act of 2004. The amendments specify or revise the timing for certain payments, including severance payments and certain expenses already provided for under the Employment Agreements, and change the definition of when an officer is deemed disabled to conform to the definition of that term in the Code.

         On November 17, 2005, the Boards of Directors of Mercantile and the Bank also approved the annual base salaries under the Employment Agreements for 2006. The Boards also determined to permit the "employment period" set forth in each of the Employment Agreements to extend on December 31, 2005 for an additional year, so that the employment period provided in each executive officer's Employment Agreement would extend through December 31, 2008.



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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.


Exhibit Number                                  Description
--------------                                  -----------
10.1                                      Non-Lender Bonus Plan 2006.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MERCANTILE BANK CORPORATION


                                   By:  /s/ Charles E. Christmas
                                      -----------------------------------------
                                        Charles E. Christmas
                                        Senior Vice President,
                                        Chief Financial Officer and Treasurer


Date:  November 22, 2005






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                                  EXHIBIT INDEX


Exhibit Number                                  Description
--------------                                  -----------
10.1                                      Non-Lender Bonus Plan 2006.
